Exhibit 99.2

SEELOS THERAPEUTICS September 2023 “We are a company focused on achieving the most efficient development of products that address significant unmet needs in CNS disorders and in rare diseases”

FORWARD - LOOKING STATEMENTS This corporate presentation includes certain forward - looking statements within the meaning of Section 21E of the Securities Exch ange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward - looking statements include, but are not limited to, statements r egarding the intent, belief or current expectations of Seelos Therapeutics, Inc. ("we," "us," "our," the "Company" or "Seelos") and our management team. These forwa rd - looking statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of th e C ompany to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements. Words such as “anticipates,” “believes,” “forecasts,” “potential,” “goal,” “contemplates,” “expects,” “intends,” “plans,” “pr oje cts,” “hopes,” “seeks,” “estimates,” “strategy,” “continues,” “ongoing,” “opportunity,” “could,” “would,” “should,” “likely,” “will,” “may,” “can,” “designed to,” “future,” “ for eseeable future” and similar expressions and variations, and negatives of these words, identify forward - looking statements. These forward - looking statements are based on the expectations, estimates, projections, beliefs and assumptions of our management based on information currently available to us, all of which are subject to change. Th ese forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materia lly from the results contemplated by the forward - looking statements. Many of the important factors that will determine these results and values are beyond our ability to control or predict. You are cautioned not to put undue reliance on any forward - looking statements. Except as otherwise required by law, we do not assume any obligation to up date any forward - looking statements. For additional information about factors that could cause actual results to differ materially from those described in the for war d - looking statements, please refer to the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the risk factors contained in the Compan y’s Annual Report on Form 10 - K for the year ended December 31, 2022, subsequent Quarterly Reports on Form 10 - Q and in the company’s other filings with the SEC . This corporate presentation is for informational purposes only and is neither an offer to purchase, nor solicitation of an of fer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirement s o f Section 10 of the Securities Act of 1933, as amended. 2

EXPERIENCED MANAGEMENT TEAM Raj Mehra, PhD Chairman, Founder, and Chief Executive Officer 23 years experience as VC/investor Michael Golembiewski Chief Financial Officer 30 years experience in public company accounting and finance Tim Whitaker, MD Chief Medical Officer 26 years experience with 19 NDA and sNDAs and one BLA approved in CNS M ultiple global approvals in CNS and one NDA and one sNDA in GI space Warren Wasiewski, MD Senior Neuro Advisor 23 years of experience as pediatric neurologist, 18 years in pharma industry, and designed clinical trials for five orphan CNS programs Karen Fusaro SVP Head of Clinical Operations 27 years experience with four NDAs in infectious diseases Gopal Krishna, PhD Head of Manufacturing & Technical Operations 27 years experience in cGMP, GLP, and CMC regulations Anthony Marciano Chief Communications Officer 25 years experience in Healthcare Investor Engagement 3

Advancing multiple late - stage therapeutic candidates for CNS disorders Developing therapeutics with demonstrated mechanisms of action Identifying opportunities in large markets SEELOS IS A CNS AND RARE DISEASE FOCUSED BIOTECH COMPANY SLS - 004 Parkinson’s Disease (PD) Gene therapy program targeting the regulation of the SNCA gene, which encodes alpha - synuclein ( α - synuclein) SLS - 009 Huntington’s disease, Alzheimer’s disease, ALS protein targeted autophagy mechanism of action, in vivo studies underway in 2023 SLS - 005 Amyotrophic Lateral Sclerosis (ALS), Spinocerebellar Ataxia (SCA), Huntington’s Disease (HD), and Alzheimer’s Disease (AD) Fast - Track designation in SCA Encouraging Phase IIa open - label data shown in SCA type 3 Completed enrollment with the HEALEY ALS Platform Trial, led by Harvard, in Q1 2023, data readout expected in late 2023 SCA initiated a double - blind, placebo - controlled Phase II/III study in Q4 2022 and has Orphan Drug designation SLS - 002 Acute Suicidal Ideation and Behavior (ASIB) in Major Depressive Disorder (MDD) Fast - Track designation Rapid - acting intranasal administration Phase 1 completed June 2020 Phase 2 Study, Proof - of - Concept Part 1 completed in Q2 2021 Phase 2 Study, Part 2 (double - blind, placebo controlled) initiated in Q3 2021 with data readout in Q3 2023 4

SLS - 002 (INTRANASAL RACEMIC KETAMINE) 5

SUICIDAL IDEATION AND BEHAVIORS AMONG U.S. ADULTS

ASIB overall accounts for

over 900,000

emergency room visits annually, and over 40% of these patients are admitted[1]

Deaths by suicide in the United States in 2022 (provisional total from CDC)[3]

49,449

Highest annual number of suicides on record in the US


12.2 million adults had serious thoughts of committing suicide²
3.2 million adults made suicide plans²
1.2 million adults attempted suicide²
920,000 adults made plans and attempted suicide²
283,000 adults made no plans and attempted suicide²

1. Owens PL (AHRQ), Fingar KR (IBM Watson Health), Heslin KC (AHRQ), Mutter R (SAMHSA), Booth CL (SAMHSA). Emergency Department Visits Related to Suicidal Ideation, 2006-2013. HCUP Statistical Brief #220. January 2017. Agency for Healthcare Research and Quality, Rockville, MD. http://www.hcup-us.ahrq.gov/reports/statbriefs/sb220-Suicidal-Ideation-ED-Visits.pdf.
2. Center for Behavioral Health Statistics and Quality. (2020). Results from the 2020 National Survey on Drug Use and Health: Graphics from the Key Findings Report - Rockville, MD: Substance Abuse and Mental Health Services Administration. Retrieved from https://www.samhsa.gov/data/sites/default/files/reports/rpt35325/2020NSDUHFFRSlides090821.pdf. Accessed December 7, 2022.
3. CDC Suicide Prevention: Suicide Data and Statistics. Available at: https://www. https://www.cdc.gov/suicide/suicide-data-statistics.html/. Accessed September 6, 2023.

6

SEELOS THERAPEUTICS

SLS - 002 - 201 STUDY TITLE A 2 - part Phase 2 Study To Assess The Efficacy, Safety, And Tolerability Of SLS - 002 (Intranasal Racemic Ketamine) Administered To Adults With Major Depressive Disorder At Imminent Risk Of Suicide 7

SLS - 002 - 201 STUDY DESIGN Study Design • PART 1 – open label ( OL n=17 ) • PART 2 – randomized, double blind, placebo - controlled ( DB n=147 ) • Initiated in hospital, followed by outpatient phase once stabilized • All subjects receive standard of care (SOC) therapy for duration of study • 2 - week (16 days) treatment period (~7 days inpatient / 9 days outpatient) • Dosing 2x/week for total of 5 doses of SLS - 002 90mg (D1, D4, D8, D11 and D15) • 2 - week safety follow - up 8

PART 1 (OPEN LABEL) RESULTS: SLS - 002 SHOWED CLINICAL IMPROVEMENTS ACROSS ALL SCALES BASELINE (n=17) DAY 1 (n=17) DAY 16 (n=14) MADRS (0 - 60 scale, ≤12 is remission) 39.4 14.5 7.4 CGIS - SI/B (1 - 5 scale, 1=not at all, 5=extremely suicidal) 3.8 1.6 1.1 S - STS (0 - 52 scale, higher score equated to higher suicidality) 22.4 1.7 0.0 PGIS - SI/B (1 - 5 scale, 1=not present, 5=extremely severe) 3.5 1.6 1.0 MADRS Item - 10 (0 - 6 scale, ≤3 is defined as a response) 5.2 0.8 0.1 9

SLS - 002 - 201 STUDY – PART 1 EFFICACY RESULTS Clinical Improvements in Four Scales over Study Duration 10

This study randomized 147 patients diagnosed with MDD requiring psychiatric hospitalization due to imminent risk of suicide and: • Baseline total score of ≥ 28 on the Montgomery - Åsberg Depression Rating Scale (MADRS) • S core of 5 or 6 on MADRS Item - 10 • Baseline CGIS - SI/B of ≥ 4 • Total s core of ≥ 15 on the Sheehan - Suicidality Tracking Scale (S - STS) • History of previous suicide attempt(s), as confirmed on the Columbia Suicide Severity Rating Scale (C - SSRS) with a history of at least one actual attempt, or if the attempt was interrupted or aborted, is judged to have been serious in intent * Criteria must have been met at screening and baseline SLS - 002 - 201 PART 2 ENROLLMENT CRITERIA – SEVERE SUICIDALITY REQUIRED 11

PART 2 MADRS DEMONSTRATED EARLY AND CONTINUED BENEFIT THROUGHOUT THE STUDY 12 Montgomery - Åsberg Depression Rating Scale (MADRS) is a 10 - item scale with total scores ranging from 0 - 60; higher scores indicate more severe depr ession. * Denotes statistically significant differences between the treatment groups. * * * * Mean Baseline MADRS Score: Placebo + SOC – 37.4 SLS - 002 + SOC – 38.0

MADRS DEMONSTRATED CLINICALLY MEANINGFUL DIFFERENCES BETWEEN GROUPS THROUGHOUT THE STUDY HOWEVER, STATISTICAL SIGNIFICANCE WAS NOT ACHIEVED FOR THE PREDE FINED PRIMARY ENDPOINT ( ANCOVA MADRS 24 HOURS POST DOSING) CHANGE FROM BASELINE MADRS TOTAL SCORE MMRM ESTIMATES PRESENTED HERE 13 Visit Placebo LS Means (SE) SLS - 002 LS Means (SE) Difference LS Mean (SE) P - value MADRS Day 1 (4 hours) - 9.8 (1.36) - 15.7 (1.34) - 5.9 (1.74) <0.001 MADRS Day 2 (24 hours) - 12.2 (1.38) - 15.5 (1.36) - 3.3 (1.77) 0.068 MADRS Day 16 - 22.5 (1.37) - 26.9 (1.29) - 4.4 (1.72) 0.012 Montgomery - Åsberg Depression Rating Scale (MADRS) is a 10 - item scale with total scores ranging from 0 - 60; higher scores indicate more severe depr ession.

SLS - 002 - 201 SUSTAINED IMPROVEMENT ON MADRS DURING SAFETY FOLLOW - UP 14 Group Mean MADRS Baseline / Change from Baseline Placebo (N=73) SLS - 002 (N=74) Difference Baseline 37.4 38.0 0.6 Day 2 (24 hours) - 12.4 n=73 - 16.1 n=74 - 3.7 Day 16 - 22.2 n=55 - 27.9 n=63 - 5.7 Day 22 (Safety Follow - up Week 1) - 23.9 n=54 - 29.3 n=61 - 5.4 Day 29/30 (Safety Follow - up Week 2) - 25.0 n=52 - 30.3 n=60 - 5.3 Note: Results presented are based on simple summary statistics, not adjusted (least - square) means as presented for the MMRM anal yses, with differences calculated from group mean scores rounded to the tenth.

SLS - 002 - 201 PRIMARY ANALYSIS AND AD HOC SENSITIVITY ANALYSIS 15 MADRS Day 2 (24 hours) Treatment Difference Standard Error p - Value 2 - Way ANCOVA 1 (Primary Analysis) - 3.3 1.78 0.069 1 - Way ANOVA 2 (t - test) - 3.6 1.82 0.049 1 Based on model with Treatment and Standard of Care as fixed effects and baseline MADRS score as a covariate 2 While not a planned analysis in the study, shown here for illustrative purposes. Based on model with treatment as a fixed e ffe ct

MADRS RESPONSE AND REMISSION RATES AT END OF TREATMENT 16 DAY 16 Placebo DAY 16 SLS - 002 MADRS Response (≥50% reduction from baseline) 47.9% 75.7% P - value <0.001 MADRS Remission (≤12 is remission) 32.9% 62.2% P - value <0.001 Montgomery - Åsberg Depression Rating Scale (MADRS) is a 10 - item scale with total scores ranging from 0 - 60; higher scores indicate more severe depr ession.

SUICIDALITY MEASURES DEMONSTRATED ACUTE DIFFERENCES BETWEEN GROUPS CHANGE FROM BASELINE MMRM ESTIMATES 17 Visit Placebo LS Means (SE) SLS - 002 LS Means (SE) Difference LS Mean (SE) P - value S - STS total score Day 1 (4 hours) - 12.0 (0.99) - 15.1 (0.98) - 3.1 (1.35) 0.022 S - STS total score Day 2 (24 hours) - 12.1 (0.94) - 15.5 (0.93) - 3.4 (1.27) 0.008 CGIS - SI/B Day 1 (4 hours) - 1.1 (0.13) - 1.5 (0.13) - 0.5 (0.18) 0.011 CGIS - SI/B Day 2 (24 hours) - 1.4 (0.12) - 1.7 (0.12) - 0.3 (0.16) 0.102 Sheehan - Suicidality Tracking Scale (S - STS) is a clinician - rated scale which includes 13 suicidality items that are rated on a sc ale ranging from 0 (not at all) to 4 (extremely) which yields a total score ranging from 0 to 52. Clinical Global Impression of Severity for Suicidal Ideation and Behavior (CGIS - SI/B) is a 5 - point clinician - rated measure of su icidality - specific symptom severity, ranging from 1 (not at all suicidal) to 5 (among the most extremely suicidal).

SAFETY DATA SUMMARY 18 • SLS - 002 showed a favorable safety profile and was well tolerated • There were no deaths • Most AEs were mild or moderate, short term/transient • No new/unique AEs identified • 52.7% (vs. 39.7% on placebo) of subjects had at least one TEAE • Most common TEAEs (≥5% and >placebo) • dizziness (18.9% vs. 2.7%) • euphoric mood (6.8% vs. 0%) • suicidal ideation (5.4% vs. 2.7%) • TEAEs leading to discontinuation 8.1% (vs. 4.1% placebo) • 3 SAEs (vs. 2 on placebo), all for suicidality, all judged unrelated to study drug, all resolved

GROUP MEAN CADSS CHANGE FROM PRE - DOSE RESULTS 19 Placebo SLS - 002 SLS - 002 Placebo adjusted Day 1 - 40 mins 0.2 4.1 3.9 Day 1 - 1hr Day 1 - 2hr - 0.3 - 0.6 1.5 - 0.2 1.8 0.4 Day 4 - 40 mins 0.3 2.8 2.5 Day 4 - 1hr 0.04 0.8 0.76 Day 8 - 40 mins 0.1 1.5 1.4 CADSS (Clinician - Administered Dissociative States Scale) includes 23 subjective items to be answered by the subject according to a 5 - point scale (0 = not at all, 1 = mild, 2 = moderate, 3 = severe, and 4 = extreme). Scores are totaled overall; a higher score reflects a more severe condition. Total score range is 0 - 92. CADSS scores > 4 represent clinically meaningful dissociation. The Day 1, 40 min timepoint was only timepoint with a SLS - 002 mean CADSS greater than 4.

OTHER SAFETY MEASURES

- Hemodynamic effects
  - 6 subjects on SLS-002 had an adverse event reported of either increased blood pressure or hypertension, all events were mild (except 1 moderate), all were transient and resolved
  - In review of mean vital sign data for SLS-002, minimal changes were observed
    - Systolic blood pressure at Baseline was 122.7 mmHg, with maximum mean values of 126.7 mmHg on days 1 and 11 (1 hour post dose)
    - Diastolic blood pressure at Baseline was 77.7 mmHg, with maximum mean values of 81.1 mmHg on Day 8 (1 hour post dose)

- Modified Observer's Assessment of Alertness/Sedation Scale (MOAA/S)*
  - Maximum sedation (MOAA/S score < 5) for the group receiving SLS-002 occurred approximately 15 minutes after dosing on Day 1 (placebo adjusted % of subjects was 25.5%) with attenuation over time

*Modified Observer's Assessment of Alertness/Sedation Scale (MOAA/S) is a 6-point scale with a score of 5 defined as responds readily to name, and a score of 0 defined as does not respond to painful stimulus.

20

SEELOS THERAPEUTICS

CONCLUSIONS • While trial did not meet its predefined primary endpoint, early and persistent improvements were observed on depressive symptoms (MADRS) – all timepoints showed clinically meaningful differences over placebo and statistically significant differences at the majority of timepoints • Statistical significance at 4hr (p=0.001) • Statistical significance at 24hr with exploratory ANOVA (p=0.049), differences at 24hr with pre - defined ANCOVA (p=0.069) would have reached statistical significance with larger sample size • Statistical significance at Day 16 (p=0.012) – required by FDA to demonstrate persistence of effect • Improvements on MADRS maintained during safety follow - up • Clinically meaningful reduction in acute suicidality was demonstrated with SLS - 002 over placebo and was statistically significant at key timepoints (4 and 24 hrs after dosing) • S - STS – statistically significant at 4hr (p=0.022) and 24hr (p=0.008) • CGIS - SI/B – statistically significant at 4hr (p=0.011) and at 24hr numeric improvement • Continued improvement in both treatment groups over time as would be expected with SOC • Results demonstrate clinical benefit on key measures of depression and suicidality in the study • Treatment showed a favorable safety profile and was generally well tolerated, with no new/unique AEs identified • All subjects were maintained safely throughout the study • Overall safety profile suggests better tolerability (e.g. sedation and dissociation) with potential differentiation over other ketamine options 21

SLS - 002 INTRANASAL ADMINISTRATION DEVICE Manufactured by Aptar Pharma (NYSE:ATR) Seelos has Co - Exclusive use of Bidose (BDS) Liquid System Bi - dose device administers 0.1 mL sprays in each nostril Disposable device for single use Convenient, ready to use administration 22

SLS-002 HAS THE POTENTIAL TO TRANSFORM ASIB IN MDD

~700,000 people die globally due to suicide annually[1]

In 2019, Suicide was the 10th leading cause of deaths in the U.S. (45,000 lives per year)[2]

There is one death by suicide in the U.S. every 11 minutes[5]

Depression affects 264 million people globally[3]

According to WHO: MDD will become a major leading cause of disability by 2030[4]

Depression affects approximately 1 in 5 Americans Ages 18+[6]

Current treatments for ASIB include hospitalization and/or anti-depressants – many with a black box warning as they can lead to an increase in suicidal thoughts in certain populations

1. Suicide Fact Sheets. World Health Organization. Available at: https://www.who.int/news-room/fact-sheets/detail/suicide/. Accessed October 28, 2022.
2. https://www.cdc.gov/nchs/data/nvsr/nvsr70/nvsr70-09-508.pdf
3. GBD 2017 Disease and Injury Incidence and Prevalence Collaborators. Global, regional, and national incidence, prevalence, and years lived with disability for 354 diseases and injuries for 195 countries and territories, 1990–2017: a systematic analysis for the Global Burden of Disease Study 2017. *The Lancet*. 2018.
4. Yang L, Zhao Y, Wang Y, et al. The effects of psychological stress on depression. *Curr Neuropharmacol*. 2015;13(4) :494-50.
5. Suicide Data and Statistics. Available at: https://www.cdc.gov/suicide/suicide-data-statistics.html/. Accessed October 27, 2022.
6. https://www.cdc.gov/nchs/products/databriefs/db379.htm

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SLS - 005 (TREHALOSE) 24

Current studies ongoing/planned in ALS and Spinocerebellar Ataxia SLS - 005 (TREHALOSE) FOR ALS AND SCA Dose IN ketamine hydrochloride (50 mg) or saline solution Duration Each treatment period (ketamine or placebo) consisted of 7 days. Assessments occurred at 40 min, 120 min, 240 min, 24 hrs, 48 hrs, 72 hrs and 7 days after the start of treatment intervention Results Patients showed significant improvement in depressive symptoms at 24 hours after ketamine compared to placebo (p<0.001) 1.Rusmini P, Cortese K, Crippa V, et al. Trehalose induces autophagy via lysosomal - mediated TFEB activation in models of motoneu ron degeneration. Autophagy. 2019;15(4):631 - 651. doi:10.1080/15548627.2018.1535292 2.Wang Y, Liu FT, Wang YX, et al. Autophagic Modulation by Trehalose Reduces Accumulation of TDP - 43 in a Cell Model of Amyotroph ic Lateral Sclerosis via TFEB Activation. Neurotox Res. 2018;34(1):109 - 120. doi:10.1007/s12640 - 018 - 9865 - 7 3.Castillo K, Nassif M, Valenzuela V, et al. Trehalose delays the progression of amyotrophic lateral sclerosis by enhancing a uto phagy in motoneurons. Autophagy. 2013;9(9):1308 - 1320. doi:10.4161/auto.25188 4.Coutinho P, Andrade C. Autosomal dominant system degeneration in Portuguese families of the Azores Islands: a new genetic d iso rder involving cerebellar, pyramidal, extrapyramidal and spinal cord motor functions. Neurology. 1978;28(7):703 - 709. ALS (or Lou Gehrig’s disease) 1 - 3 • A group of rare neurological diseases responsible for controlling voluntary muscle movement • Mutations in C9orf72, SOD1, FUS, and TARDBP genes can cause familial ALS and contribute to the development of sporadic ALS • In - vivo studies of trehalose in ALS: ‒ Increases clearance of TDP - 43 ‒ Decreases SOD1 and SQSM1/p62 aggregates and monomers ‒ Delays progression of disease ‒ Preserves ventral horn motor neurons ‒ Increases muscle fiber size ‒ Orphan designation (US/EU) Spinocerebellar Ataxia (SCA) 4 • An autosomal dominant cerebellar ataxia (ADCA I) due to CAG repeat expansions in ataxin • Adult - onset neurological PolyQ disease that begins between the ages of 20 and 50 • Commonly affects individuals of Portuguese/Azorean descent • Orphan designation (US/EU) • Fast track designation (US) 25

TREHALOSE MECHANISM OF ACTION

Protein stabilization



Normal protein
Mutant protein
Mutant proteins form toxic aggregations
Trehalose inhibits aggregation

Immediate enhancement of autophagy[1]



Untreated cell
Phagophore forming around abnormal proteins
Autophagosome
Degrades proteins
Cell treated with trehalose
Glucose transporter
Degrades more proteins

Prolonged enhancement of lysosomal pathway[2]



Cell treated with trehalose
TFEB
TFEB activates CLEAR (lysosomal and autophagy) genes
Enhanced expression of lysosomal proteins
Building more lysosomes
Lysosome
Degrades oligo fats and sugars

26

1. Mayer AL, Higgins CB, Heitmeier MR, et al. SLC2A8 (GLUT8) is a mammalian trehalose transporter required for trehalose-induced autophagy. *Scientific Reports*. 2016;6(38586). Available at: https://www.nature.com/articles/srep38586#f1 Accessed February 2019.
2. Uchida K, Unuma K, Funakoshi T, et al. Activation of Master Autophagy Regulator TFEB During Systemic LPS Administration in the Cornea. *Journal Toxicol Pathol*. 2014;27(2):153-8.

PATHOGENESIS AND PROPOSED APPROACHES IN ALS

- ALS is a fatal neurodegenerative disease
- Characterized by progressive muscle paralysis determined by the degeneration of motoneurons in the motor cortex brainstem and spinal cord
- Pathogenetic mechanisms are still unclear
- Proposed therapeutic strategies target only one or a few of alterations resulting in only a minimal effect on disease course and survival of ALS patients
- Involvement of different mechanisms in ALS pathogenesis underlines the need for a therapeutic approach targeted to multiple aspects

27

Bonafede R, Mariotti R. ALS Pathogenesis and Therapeutic Approaches: The Role of Mesenchymal Stem Cells and Extracellular Vesicles. Front Cell Neurosci. 2017;11:80. Published 2017 Mar 21. doi:10.3389/fncel.2017.00080

SEELOS THERAPEUTICS

PATHOGENETIC MECHANISMS INVOLVED IN ALS Bonafede R, Mariotti R. ALS Pathogenesis and Therapeutic Approaches: The Role of Mesenchymal Stem Cells and Extracellular Ves icl es. Front Cell Neurosci. 2017;11:80. Published 2017 Mar 21. doi:10.3389/fncel.2017.00080 28

SLS-005 (TREHALOSE) IN ALS

Induces autophagy via lysosomal-mediated TFEB activation in models of motoneuron degeneration

- Impairment of TFEB has been demonstrated as a key element in the pathogenesis of ALS
- Immortalized motor neuron cell line (NSC34)
- Trehalose exposure
  - TFEB translocated to nucleus
  - Activates genes for autophagy
  - Increased clearance of TDP-43

Late effect of trehalose treatment[1]



A
100 mM Trehalose
h
TFEB
DAPI
TFEB/DAPI
0
2
6
18
24
48

[1] Rusmini P, Cortese K, Crippa V, et al. Trehalose induces autophagy via lysosomal-mediated TFEB activation in models of motoneuron degeneration. Autophagy. 2019;15(4):631-651. doi:10.1080/15548627.2018.1535292
[2] Wang Y, Liu FT, Wang YX, et al. Autophagic Modulation by Trehalose Reduces Accumulation of TDP-43 in a Cell Model of Amyotrophic Lateral Sclerosis via TFEB Activation. Neurotox Res. 2018;34(1):109-120. doi:10.1007/s12640-018-9865-7

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SEELOS THERAPEUTICS

SLS-005 (TREHALOSE) IN ALS

MTOR-independent, autophagic enhancer trehalose prolongs motor neuron survival and ameliorates the autophagic flux defect in a mouse model of ALS

Treatment with oral trehalose*

- Delayed onset of disease
- Prolonged survival
- Reduced skeletal muscle denervation
- Reduced motor neuron loss and skeletal denervation
- Improved autophagy flux
- Decreases aggregation of SOD1 and SQSTM1/p62

*Mice can be treated orally since they do not have gut trehalase



A
WT
Tg-NT
Tg-Suc
Tg-Tre
B
bodyweight (g)
days
WT
Tg-NT
Tg-Suc
Tg-Tre
C
Probability of Onset
Age (days)
D
Probability of Lifespan
Age (days)

E

	Tg-NT	Tg-Suc	Tg-Tre
Disease onset	95.00± 1.15	94.92 ± 1.05	112.70± 1.93 **,&&
Lifespan	124.10± 1.22	125.60 ± 1.05	145.20± 2.34 **,&&
Disease Duration	29.82 ± 1.84	30.68 ± 1.50	32.88 ± 2.24

SEELOS THERAPEUTICS

30

Zhang X, Chen S, Song L, et al. MTOR-independent, autophagic enhancer trehalose prolongs motor neuron survival and ameliorates the autophagic flux defect in a mouse model of amyotrophic lateral sclerosis. Autophagy. 2014;10(4):588-602. doi:10.4161/auto.27710

SLS-005 (TREHALOSE) IN ALS

Trehalose decreases mutant SOD1 expression and alleviates motor deficiency in early but not end-stage ALS in a SOD1-G93A mouse model

- Decreased expression on SOD1 and p62 in spinal cord
- Increased LC3-II (Microtubule-associated protein 1A/1B-light chain 3)
    - Involved in autophagy
- Postponed disease onset
- Delayed progression of disease
- Prolonged survival
- Inhibited microgliosis and astrogliosis
- Preserved motor function


Percent of total mice
Trehalose
Control
Onset (days)
Percent of total mice
Trehalose
Control
Time to reach score 3 (days)
Percent of total mice
Trehalose
Control
Survival (days)

31

Li Y, Guo Y, Wang X, et al. Trehalose decreases mutant SOD1 expression and alleviates motor deficiency in early but not end-stage amyotrophic lateral sclerosis in a SOD1-G93A mouse model. Neuroscience. 2015;298:12-25. doi:10.1016/j.neuroscience.2015.03.061

SEELOS THERAPEUTICS

• Randomized double blind placebo - controlled trial • 160 Patients with sporadic or familial ALS with onset of ALS < 36 months • Randomized 3:1 trehalose to placebo and 24 - week treatment period • ~90% power to detect a slowing in the rate of ALSFRS - R progression of 25% Primary Efficacy Endpoint • Change in disease severity measured by the ALSFRS - R at 24 weeks (Approval based on this EP) Secondary Efficacy Endpoints • Change in respiratory function assessed by slow vital capacity (SVC) • Change in muscle strength using a handheld dynamometer • Survival SLS - 005 PHASE II/III IN ALS 32

SCA is a serious neurodegenerative disease caused by degeneration of the cerebellum characterized by progressive unsteadiness of gait and stance, impaired coordination of limb movements, slurred speech and abnormal eye movements SCA type 3 , also known as Machado - Joseph Disease (MJD), is characterized by progressive cerebellar ataxia and is known to cause progressively severe disability and often premature death Multiple labs have demonstrated in cellular and animal SCA models the effects of trehalose on motor neurons: • Activates autophagy • Reduction of toxic aggregates in motor neurons • Preserves motor neuron number and function SLS - 005 IN SPINOCEREBELLAR ATAXIA (SCA) 33

SLS-005 IN HUMANS WITH SCA TYPE 3

Natural History Control – (SARA)[1]

- Natural history data suggests that individuals with SCA3 would be expected to show a measurable increase on SARA which is indicative of disease progression and worsening of symptoms

BB-MJD-201: 15 patients, open-label 24-wk study[2]

- Weekly infusions of SLS-005 were generally well-tolerated with no changes in safety parameters
- Patients remained stable during treatment with no significant change in SARA score over 6 months
- 6 patients continued to receive treatment for 12 months and SARA score remained stable

Oral Trehalose: 15 patients open-label 6-month study[3]

- Trehalose improved symptoms in 61.5% of SCA patients
- SARA scores and quality of life improved

1 Scale for the Assessment and Rating of Ataxia (SARA)
2 Zaltzman R, Elyoseph Z, Lev N, Gordon CR. Trehalose in Machado-Joseph Disease: Safety, Tolerability, and Efficacy. Cerebellum. 2020 Oct; 19(5):672-679
3 Noorasyikin MA, Elena AA. Oral trehalose maybe helpful for patients with spinocerebellar ataxia 3 and should be better evaluated. Parkinsonism Relat Disord. 2020; 70:42-44

34

SEELOS THERAPEUTICS

Primary Endpoint • Change from baseline in the modified Scale for Assessment and Rating Ataxia (m - SARA) total score at Week 52 in participants with SCA3 Key Secondary Endpoints • Change from baseline in Clinical Global Impression of Severity (CGI - S) at Week 52 • Change from baseline in Patient Global Impression of Severity (PGI - S) at Week 52 • Change from baseline in Friedreich’s Ataxia Rating Scale – Activities of Daily Living (FARS - ADL) score at Week 52 • Change from baseline in m - SARA total score at Week 26 SLS - 005 PHASE II/ III IN SCA Double - blind, randomized placebo - controlled trial to assess safety and efficacy of SLS - 005 (trehalose injection 90.5 mg/mL for intravenous infusion) for the treatment of adults with SCA 35

SLS - 004 (gene therapy) 36

SLS - 004: ALPHA - SYNUCLEIN AS A THERAPEUTIC TARGET Brundin P, Dave KD, Kordower. Therapeutic approaches to target alpha - synuclein pathology. Experimental Neurology. 2017;298:225 - 2 35. α - SYN LEWY BODY TOXIC PROTEIN DNA mRNA 1 2 3 4 5 37

SLS-004: TARGETED EPIGENOME-EDITING


All in one vector
LTR
RRE
Ψ
gRNA
dCas9
DNMT3A
Lentiviral particles
LVs
SNCA-intron 1 methylation
ON
OFF
Ex 1
Intron 1
Ex 2
SNCA-mRNA expression
α-synuclein protein levels
Cellular phenotypes
Mitochondrial Superoxide
Cell Viability

Kantor B, et al. (2018) Downregulation of SNCA Expression by Targeted Editing of DNA Methylation: A Potential Strategy for Precision Therapy in PD. Molecular Therapy. https://doi.org/10.1016/j.ymthe.2018.08.019.

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SEELOS THERAPEUTICS

SLS-004 EVALUATED IN ESTABLISHED PD MODEL


A53T model of Parkinson's disease (PD)
AAV injection
Necropsy
Body weight and behavioral observation
Brain tissue evaluation
Treatment period
Day 0
Day 42

Right Hemisphere SNpc* injection	Left Hemisphere SNpc* injection
AAV-A53T w/ intron1 + Control Vector	AAV-A53T w/ intron1 + SLS-004

SNpc*: Substantia nigra pars compacta, midbrain dopaminergic neurons

- Human A53T α-Synuclein viral vector[1] with human intron 1
- SLS-004 directed towards human intron[2]
- Well characterized PD model to induce:
  - ✓ Nigrostriatal degeneration
  - ✓ Parkinson's disease pathology


TH
Hu aSyn
Merged

At 43 DPI, the majority of TH-immunoreactive neurons of the SNpc display high levels of human aSyn expression, as well as some TH-negative cells within the boundary of the SNpc.[1]

1. https://www.michaeljfox.org/sites/default/files/media/document/A53T%20aSyn%20Viral%20Vector%20Validation.pdf & unpublished internal data with human intron 1 in AAV A53T vector
2. Kantor et al. (2018)

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SEELOS THERAPEUTICS

RIGHT LEFT Loss of TH+ Dopamine neurons in SNpc with Control Recovery of TH+ Dopamine neurons in SNpc with SLS - 004 SLS - 004: CRISPR EPIGENETIC MODULATION OF SNCA IS SUCCESSFUL AAV - A53T + Control vector AAV - A53T + SLS - 004 vector 40

SLS - 009 ( protein targeted autophagy ) 41

TOXIC LEVELS of mHTT in R6/2 HD MODEL

Characteristics of R 6/2 HD model with 120 CAG repeats

TOXIC LEVELS OF mHTT ⇨ **SEVERE DISEASE PROGRESSION** ⇨ **REDUCED LIFESPAN**



- mHTT AGGREGATES IN STRIATUM
- mHTT AGGREGATES IN CORTEX
- DARPP-32 Neuronal Dysfunction

ANIMALS START DYING BY DAY 64 / WEEK 9

R6/2 MICE MODEL

SEVERE HD MODEL | WELL ESTABLISHED | ~ 120 CAG REPEATS

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SEELOS THERAPEUTICS

R6/2 Severe HD MODEL - EXPERIMENTAL DESIGN Treatment period Group # Group Treatment Cohorts 1 WT PD 84/ Survival 2 R6/2 vehicle PD 84/ Survival 3 R6/2 + SLS - 009* PD 84/ Survival 4 R6/2 + SLS - 005* PD 84/ Survival 43

mHTT IS SIGNIFICANTLY REDUCED in STRIATUM and CORTEX SIGNIFICANT REDUCTION in mHTT AGGREGATES 1 2 WT TG 3 4 SLS - 009 SLS - 005 85% 77% Group 2, #106 Group 4, #26 Group 3, #32 1 WT 4 SLS - 005 2 3 TG SLS - 009 84% 87% x Striatum 85% & 77% reduction from TG levels 44 x Cortex 87% & 84% reduction from TG levels

ROBUST PIPELINE PROMISES CONTINUED GROWTH IN CNS AND BEYOND Indication(s) Pre - IND Phase I Phase II Phase III Status SLS - 002 (intranasal ketamine ) Acute Suicidal Ideation and Behavior (ASIB) in Major Depressive Disorder (MDD) Phase 2 Study Completed Topline data available SLS - 005 (trehalose) Amyotrophic Lateral Sclerosis (ALS) Pivotal Phase II/III study top - line data expected in Q4 2023 Spinocerebellar Ataxia (SCA) Pivotal Phase IIb/III study enrollment paused SLS - 004 (gene therapy) Parkinson’s Disease Preclinical study updated 2H 2022 SLS - 009 (protein targeted autophagy) Huntington’s disease, Alzheimer’s disease, ALS Preclinical studies in 2023 Additional programs not shown: SLS - 003, SLS - 006, SLS - 007, SLS - 008, SLS - 010, SLS - 012 45

SEELOS IS SEEKING TO ADVANCE INNOVATIVE THERAPEUTICS TO ADDRESS UNMET MEDICAL NEEDS FOR PATIENTS WITH PSYCHIATRIC AND MOVEMENT DISORDERS Developing a broad portfolio of late - stage CNS product candidates with demonstrated mechanism of action Assembling a team of established industry leaders Advancing clinical studies in multiple indications with large market opportunities and orphan indications Anticipating initiation of various trials and data releases in 2023 Applying clinical expertise to transform the lives of patients with neurological and psychiatric disorders, including orphan diseases Securing strategic partnerships with companies like Ligand Pharmaceuticals, who have a history of success with licensing foundational assets at the early stage of company formation 46

APPENDIX 47

MADRS • 76.5% response rate on Day 1; 92.9% response rate on Day 16; and 100% response rate on Day 29 (14 days after the last dose on Day 15) • Remission rate on Day 1 = 35.3%; Day 16 = 78.6%; and Day 29 = 76.9% • Total Score (baseline) = 39.4; Day 1, mean = 14.5; Day 16, mean = 7.4; and Day 29, mean = 6.3 MADRS Suicide Item - 10 • 94% response rate on Day 1 and 100% response rate on Day 16 • Baseline mean = 5.2; Day 1, mean = 0.8; Day 16, mean = 0.1; Day 29, mean = 0.0 DETAILED SUMMARY OF MADRS AND MADRS ITEM - 10 DATA FROM THE OPEN LABEL STUDY 48

CGIS - SI/B • 94% patients had ≥ 1 point within - patient change from their baseline on Day 1 and 100% of patients on Day 16 had ≥ 1 point change and 86% had 2 or 3 point within - patient change from their baseline • Baseline = 3.8; Day 1, mean = 1.6; and Day 16, mean = 1.1 S - STS • 94% of patients had ≥ 14 points within - patient change from their baseline and 1 patient (6%) had a 4 point within - patient change on Day 1 • Total Score baseline = 22.4; Day 1, mean = 1.7; and Day 16 and Day 29 values were 0.0 for all patients PGIS - SI/B • 94% of patients had ≥ 1 point within - patient change from their baseline on Day 1 and 100% of patients on Day 16 had ≥ 1 point change and 86% had 2 or 3 points within - patient change from their baseline • Baseline = 3.5; Day 1, mean = 1.6; and Day 16, mean = 1.0 DETAILED SUMMARY OF SUICIDE SCALES DATA FROM THE OPEN LABEL STUDY 49